UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07412

Exact name of registrant as specified in charter:	Delaware Investments® Arizona
Municipal Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	December 31, 2010

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments Arizona Municipal Income Fund, Inc.

December 31, 2010

	Principal
	Amount	Value
Municipal Bonds – 97.57%
Corporate-Backed Revenue Bonds – 6.11%
•Maricopa County Pollution Control Revenue Refunding (Public Service - Palo Verde Project)
Series B 5.20% 6/1/43	$500,000	$489,785
•Navajo County Pollution Control Revenue (Arizona Public Services - Cholla)
Series D 5.75% 6/1/34	500,000	531,530
Pima County Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power San Juan)
5.75% 9/1/29	250,000	248,283
Series A
4.95% 10/1/20	500,000	494,560
5.25% 10/1/40	400,000	351,080
Salt Verde Financial Gas Revenue Senior Note 5.00% 12/1/37	400,000	340,760
		2,455,998
Education Revenue Bonds – 12.03%
Arizona Board of Regents System Revenue (University of Arizona)
Series A 5.00% 6/1/39	500,000	485,580
Series 8-A 5.00% 6/1/18	150,000	171,356
Arizona Health Facilities Authority Healthcare Education Facilities Revenue (Kirksville College) 5.125% 1/1/30	500,000	469,660
Glendale Industrial Development Authority Revenue Refunding (Midwestern University)
5.00% 5/15/31	350,000	325,857
5.125% 5/15/40	300,000	275,124
Northern Arizona University Certificates of Participation (Northern Arizona University Research Project)
5.00% 9/1/30 (AMBAC)	1,000,000	913,140
Pima County Industrial Development Authority Educational Revenue Refunding
(Tucson Country Day School Project) 5.00% 6/1/37	500,000	370,305
South Campus Group Student Housing Revenue (Arizona State University South Campus Project)
5.625% 9/1/35 (NATL-RE)	1,000,000	953,799
University of Puerto Rico System Revenue Series Q 5.00% 6/1/36	1,000,000	873,900
		4,838,721
Electric Revenue Bonds – 9.85%
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/37	100,000	90,237
Series WW 5.50% 7/1/38	200,000	193,938
Series XX 5.25% 7/1/40	805,000	751,387
Series ZZ 5.25% 7/1/26	400,000	399,160
Salt River Project Agricultural Improvement & Power District Electric System Revenue
Series A
5.00% 1/1/31	230,000	242,491
5.00% 1/1/39	1,000,000	997,760
Series B 5.00% 1/1/25	1,250,000	1,287,575
		3,962,548
Healthcare Revenue Bonds – 21.54%
Arizona Health Facilities Authority Revenue
(Banner Health) Series D 5.50% 1/1/21	500,000	527,895
(Catholic Healthcare West) Series D 5.00% 7/1/28	500,000	469,995
Glendale Industrial Development Authority Hospital Revenue Refunding (John C. Lincoln Health) 5.00% 12/1/42	1,000,000	833,970
Maricopa County Industrial Development Authority Health Facilities Revenue (Catholic Healthcare West) Series A
5.25% 7/1/32	400,000	377,852
6.00% 7/1/39	500,000	511,685

Scottsdale Industrial Development Authority Hospital Revenue Refunding (Scottsdale Healthcare)
Series A 5.25% 9/1/30	500,000	494,525
Show Low Industrial Development Authority Hospital Revenue Refunding (Navapache Regional Medical Center)
Series A 5.50% 12/1/17 (ACA)	1,600,000	1,601,344
University Medical Center Hospital Revenue
5.00% 7/1/33	1,000,000	896,710
5.00% 7/1/35	500,000	444,445
6.50% 7/1/39	500,000	521,185
Yavapai County Industrial Development Authority Revenue (Yavapai Regional Medical Center)
Series A 5.25% 8/1/21 (RADIAN)	2,000,000	1,985,499
		8,665,105
Housing Revenue Bonds – 1.22%
Phoenix Industrial Development Authority Single Family Mortgage Statewide Revenue
Series A 5.35% 6/1/20 (GNMA) (FNMA) (FHLMC) (AMT)	265,000	265,161
Pima County Industrial Development Authority Single Family Mortgage Housing Revenue
Series A-1 6.125% 11/1/33 (GNMA) (FNMA) (AMT) (FHLMC)	30,000	30,025
Puerto Rico Housing Finance Authority Subordinate-Capital Foundation Modernization 5.50% 12/1/18	175,000	195,321
		490,507
Lease Revenue Bonds – 6.41%
Arizona Certificates of Participation Department Administration Series A 5.25% 10/1/25 (AGM)	500,000	514,085
Arizona Game & Fishing Department & Commission Beneficial Interest Certificates
(AGF Administration Building Project) 5.00% 7/1/26	640,000	631,514
Nogales Development Authority Municipal Facilities Revenue 5.00% 6/1/30 (AMBAC)	500,000	443,135
Pima County Industrial Development Authority Lease Revenue Metro Police Facility
(Nevada Project) Series A
5.25% 7/1/31	495,665	500,000
5.375% 7/1/39	500,000	494,605
		2,579,004
Local General Obligation Bonds – 4.68%
Gila County Unified School District #10 (Payson School Improvement Project of 2006)
Series A 5.25% 7/1/27 (AMBAC)	500,000	505,205
Maricopa County School District #6 (Washington Elementary) Refunding Series A 5.375% 7/1/13 (AGM)	1,250,000	1,377,663
		1,882,868
§Pre-Refunded/Escrowed to Maturity Bonds – 4.58%
Salt River Project Agricultural Improvement & Power District Electric System Revenue
5.00% 1/1/31-12	770,000	772,688
Southern Arizona Capital Facilities Finance (University of Arizona Project) 5.00% 9/1/23-12 (NATL-RE)	1,000,000	1,071,720
		1,844,408
Special Tax Revenue Bonds – 15.16%
Flagstaff Aspen Place Sawmill Improvement District Revenue 5.00% 1/1/32	385,000	376,915
Gilbert Public Facilities Municipal Property Revenue 5.00% 7/1/25	500,000	510,410
Glendale Municipal Property Series A 5.00% 7/1/33 (AMBAC)	2,000,000	1,995,979
Marana Tangerine Farm Road Improvement District Revenue 4.60% 1/1/26	873,000	782,077
Peoria Municipal Development Authority Sales Tax & Excise Shared Revenue
(Senior Lien & Subordinate Lien) 5.00% 1/1/18	1,085,000	1,219,280
Puerto Rico Sales Tax Financing Revenue First Subordinate Series C 6.00% 8/1/39	300,000	307,224
Queen Creek Improvement District #1 5.00% 1/1/32	1,000,000	908,100
		6,099,985
State General Obligation Bond – 0.84%
Puerto Rico Commonwealth Refunding (Public Improvement) Series C 6.00% 7/1/39	335,000	339,000
		339,000
Transportation Revenue Bonds – 6.12%
Phoenix Civic Improvement Airport Revenue
(Junior Lien) Series A 5.25% 7/1/33	500,000	487,755
(Senior Lien) Series B 5.25% 7/1/27 (NATL-RE) (FGIC) (AMT)	2,000,000	1,975,020
		2,462,775
Water & Sewer Revenue Bonds – 9.03%
Guam Government Waterworks Authority 5.625% 7/1/40	390,000	358,769
Phoenix Civic Improvement Wastewater Systems Revenue
(Junior Lien) 5.00% 7/1/19 (NATL-RE)	850,000	936,054
Refunding 5.00% 7/1/24 (NATL-RE) (FGIC)	1,000,000	985,530
Phoenix Civic Improvement Water Systems Revenue Junior Lien Series A 5.00% 7/1/39	900,000	887,220
Scottsdale Water & Sewer Revenue Refunding 5.00% 7/1/19	400,000	466,848
		3,634,421
Total Municipal Bonds (cost $40,112,305)		39,255,340

Total Value of Securities – 97.57%
(cost $40,112,305)		39,255,340
Receivables and Other Assets Net of Liabilities (See Notes) – 2.43%		977,262
Net Assets Applicable to 2,982,200 Shares Outstanding – 100.00%		$40,232,602

§Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
•Variable rate security. The rate shown is the rate as of December 31, 2010. Interest rates reset periodically.

Summary of Abbreviations:
ACA – Insured by American Capital Access
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by the AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
FGIC – Insured by the Financial Guaranty Insurance Company
FHLMC – Federal Home Loan Mortgage Corporation Collateral
FNMA – Federal National Mortgage Association Collateral
GNMA – Government National Mortgage Association Collateral
NATL-RE – Insured by the National Public Finance Guarantee Corporation
RADIAN – Insured by Radian Asset Assurance

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Investments Arizona Municipal Income Fund, Inc. (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities are valued at market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (March 31, 2007 – March 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At December 31, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At December 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$40,112,305
Aggregate unrealized appreciation	$672,952
Aggregate unrealized depreciation	(1,529,917)
Net unrealized depreciation	$(856,965)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 –	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

Level 2
Municipal Bonds	$39,255,340

There were no Level 1 or Level 3 securities at the beginning or end of the period.

During the period ended December 31, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by Arizona municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At December 31, 2010, 35% of the Fund’s net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund may invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor's (S&P) and Baa3 by Moody's Investor Services (Moody's), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of December 31, 2010, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

4. Proposed Reorganization
On November 19, 2010, the Board of Trustees/Directors of the Fund and Delaware Investments Arizona Municipal Income Fund, Inc. (NYSE Amex: VAZ) ("Arizona Muni Fund," together with the Fund, the "Funds") announced their approval of the reorganization of Arizona Muni Fund into the Fund. Under the terms of the proposed reorganization, the Fund would acquire substantially all of the Arizona Muni Fund’s assets in exchange for newly issued shares of beneficial interest of the Fund. Those shares of the Fund would then be distributed pro rata to Arizona Muni Fund’s shareholders, and the Arizona Muni Fund would subsequently be liquidated and dissolved. Common shares of Arizona Muni Fund would be exchanged for common shares of the Fund based on the relative net asset values of each Fund’s common shares. These transactions, which are expected to be tax-free, are subject to the approval of the Agreement and Plan of Acquisition by each Fund’s shareholders (which includes the Fund’s approval of the issuance of new common shares). The Funds’ joint special shareholders meeting to consider the reorganization is now scheduled to take place on May 23, 2011.

In addition, on February 18, 2011, the Board of Trustees of the Fund announced its decision to conduct a tender offer after shareholder approval and completion of the reorganization of Arizona Muni Fund into the Fund. Under the terms of the proposed tender offer, the Fund would offer to purchase for cash up to 18% of the then-outstanding shares of the Fund’s common stock after the reorganization (“Common Stock”) at a per share price equal to 99% of the net asset value per share of the Common Stock at the expiration of the tender offer. It is currently anticipated that the tender offer would commence within three months after the closing date of the reorganization of Arizona Muni Fund into the Fund. Please refer to the Funds’ press release for more information.

5. Subsequent Events
Management has determined no other material events or transactions occurred subsequent to December 31, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: